Exhibit 1.6

KILROY REALTY CORPORATION

SALES AGREEMENT

December 12, 2014

BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Kilroy Realty Corporation, a Maryland corporation (the “Company”), proposes to sell from time to time to or through Barclays Capital Inc., as sales agent and/or principal (the “Agent”), shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), having an aggregate gross sales price (the “Maximum Program Amount”) of up to $300,000,000 (the “Shares”) on the terms set forth in Section 2 of this agreement (this “Agreement”). The Company agrees that if and when it determines to sell Shares directly to the Agent or any Other Agent (as defined below) as principal, the Company and Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”) will enter into a separate agreement in substantially the form of Annex B hereto relating to such sale, with such changes to such form as the parties thereto may agree (each a “Terms Agreement”).

The Company and the Operating Partnership have also entered into sales agreements (the “Other Sales Agreements”) of even date herewith with each of RBC Capital Markets, LLC, Jefferies LLC, KeyBanc Capital Markets Inc., BNP Paribas Securities Corp. and J.P. Morgan Securities LLC (the “Other Agents”) for the issuance and sale from time to time to or through the Other Agents of the Shares on the terms set forth in the Other Sales Agreements. The Agent and the Other Agents are collectively referred to herein as the “Agents”. This Agreement and the Other Sales Agreements are collectively referred to herein as the “Sales Agreements.” The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement, the Other Sales Agreements and any Terms Agreements shall not exceed the Maximum Program Amount.

As set forth in Section 14 of this Agreement, references in this Agreement to “subsidiaries” of the Company shall include, without limitation, the Operating Partnership; references in this Agreement to the “Partnership Agreement” shall mean the Seventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same may be further amended, supplemented or restated from time to time; and all references to “gross sale proceeds” or “gross proceeds” from the sale of any Shares (and any similar references) shall be deemed to mean, in the case of any Shares sold to any Agents pursuant to a Terms Agreement, the initial public offering price of such Shares.

The Company and the Operating Partnership hereby confirm their respective agreements with the Agent as follows:

1. Representations, Warranties and Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and covenant with, the Agent as follows:

(a) A registration statement on Form S-3 (File Nos. 333-191524 and 333-191524-1) relating to the Shares (i) has been prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) has been filed with the Commission under the Securities Act, (iii) has become effective under the Securities Act, and (iv) is effective under the Securities Act. Electronic copies of such registration statement and any amendments thereto have been delivered by the Company to the Agent. As used in this Agreement:

(i) “Applicable Time” means, with respect to any Shares, each time of sale of such Shares pursuant to this Agreement or pursuant to a Terms Agreement to which the Agent is a party;

(ii) “Base Prospectus” means the base prospectus dated October 2, 2013, in the form included as part of the Prospectus;

(iii) “Effective Date” means any date as of which any part of such registration statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares;

(v) “Disclosure Package” means (A) either (1) as of any Applicable Time relating to an offering of Shares through the Agent as sales agent, the Prospectus as amended and supplemented (if applicable) as of such Applicable Time but excluding any pricing supplement or preliminary pricing supplement prepared in connection with an offering of Shares by any Agent as principal pursuant to a Terms Agreement or (2) as of any Applicable Time relating to an offering of Shares by the Agent as principal pursuant to a Terms Agreement, the preliminary prospectus prepared in connection with such offering as contemplated by Section 3(a)(xxvi) hereof, as amended and supplemented (if applicable) as of such Applicable Time, as the case may be, and (B) each Issuer Free Writing Prospectus (other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act) filed or used by the Company on or before such Applicable Time, taken together (collectively, and, with respect to any Shares, including the public offering price of such Shares);

(vi) “preliminary pricing supplement” means any preliminary prospectus supplement to the Prospectus relating to an offering of Shares by any Agent as principal pursuant to a Terms Agreement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act as contemplated by Section 3(a)(xxvi) hereof;

(vii) “preliminary prospectus” means, with respect to any offering of Shares by any Agent as principal pursuant to a Terms Agreement (A) the Base Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Base Prospectus and Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act and (B) the preliminary pricing supplement relating to such offering;

(viii) “pricing supplement” means any prospectus supplement to the Prospectus relating to an offering of Shares by any Agent as principal pursuant to a Terms Agreement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act as contemplated by Section 3(a)(xxvi) hereof;

(ix) “Prospectus” means the Base Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Base Prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act; provided that, when used with respect to any offering of Shares by an Agent as principal pursuant to a Terms Agreement, the term “Prospectus” means (A) the Base Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Base Prospectus and Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act and (B) the pricing supplement relating to such offering;

(x) “Prospectus Supplement” means the prospectus supplement (other than a preliminary pricing supplement or a pricing supplement prepared in connection with an offering of Shares by any Agent as principal pursuant to a Terms Agreement) specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) under the Securities Act and in accordance with Section 5(a) hereof; and

(xi) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date.

All references in this Agreement to financial statements and other information which is “described,” “disclosed,” “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus supplement, any preliminary prospectus, any pricing supplement, the Base Prospectus, the Disclosure Package, the Prospectus Supplement or the Prospectus (and other references of like import) shall be deemed to mean and include all such financial statements and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus supplement, such preliminary prospectus, such pricing supplement, the Base Prospectus, the Disclosure Package, the Prospectus Supplement or the Prospectus, respectively.

Any reference to the date of any preliminary prospectus means the date of the applicable preliminary prospectus supplement. Any reference to the date of the Prospectus means the date of the Prospectus Supplement or, in the case of any offering of Shares by an Agent as principal pursuant to a Terms Agreement, the date of the applicable pricing supplement. Any reference to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such preliminary prospectus or the date of the Prospectus, as the case may be. Any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such preliminary prospectus or the Prospectus, as the case may be, and incorporated by reference in such preliminary prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. The Commission has not notified the Company or the Operating Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Shares, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405).

(c) The Registration Statement conformed and will conform in all material respects on each Effective Date and on each Delivery Date (as defined in Section 2(h) below), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. Each preliminary prospectus and the Prospectus conformed and will conform, in all material respects when such documents were or are, as the case may be, filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any preliminary prospectus and the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not and will not, as of any Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Agent specifically for inclusion therein, which information is specified in Section 6(b).

(e) The Prospectus, as amended and supplemented from time to time, did not and will not, as of its date or as of any Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Agent specifically for inclusion therein, which information is specified in Section 6(b).

(f) The documents incorporated by reference in any preliminary prospectus and the Prospectus did not or will not, as the case may be, when they became or become effective or were or are filed with the Commission, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Disclosure Package did not and will not, as of any Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Agent specifically for inclusion therein, which information is specified in Section 6(b).

(h) Each Issuer Free Writing Prospectus conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied, or will comply, as the case may be, with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made, and without the prior written consent of the Agent will not make, any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus (except that no such written consent shall be required for any Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement to which the Agent is not a party). The Company has retained or will retain, as the case may be, in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not or are not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(i) Accuracy of Statements in Prospectus. The statements included or incorporated by reference in:

(i) the Disclosure Package and the Prospectus under the captions (a) “Description of Capital Stock,” (b) “Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.,” (c) “Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws,” as supplemented by the statements set forth in (i) “Proposal 4 – Approval of Bylaw Amendment to Adopt a Majority Vote Standard in Uncontested Elections of Directors” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 14, 2014 (the “2014 Definitive Proxy Statement”) and (ii) Item 5.03 of the Company’s Current Report on Form 8-K filed with the Commission on December 11, 2014, (d) “United States Federal Income Tax Considerations,” (e) “Supplemental United States Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 12, 2014 describing certain United States federal income tax matters, as the same may be amended, supplemented or replaced from time to time by information in subsequent filings on Form 8-K that are incorporated by reference in the Disclosure Package or the Prospectus and (f) “Plan of Distribution (Conflicts of Interest)”; and

(ii) the Company’s and the Operating Partnership’s most recent Annual Report on Form 10-K (as amended if applicable) filed with the Commission under the following captions (or any similar captions): (a) “Risk Factors-Risks Related to our Organizational Structure-Our common limited partners have limited approval rights, which may prevent us from completing a change of control transaction that may be in the best interests of all our security holders,” (b) “Risk Factors-Risks Related to our Organizational Structure-In certain circumstances, our limited partners must approve our dissolution and the disposition of properties contributed by the limited partners,” (c) “Risk Factors-Risks Related to our Organizational Structure-There are restrictions on the ownership of the capital stock of the Company, which limit the opportunities for a change of control at a premium to existing security holders” and (d) “Risk Factors-Risks Related to our Organizational Structure-The Company’s charter contains provisions that may delay, deter, or prevent a change of control transaction” or any substantially identical captions, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(j) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus reviewed and consented to by the Agent as contemplated by Section 3(a)(v), the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Agent as contemplated by Section 3(a)(v) (except that no such written consent shall be required for any preliminary prospectus or Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement to which the Agent is not a party) or the Registration Statement.

(k) Sales Agreements; Terms Agreements. Each of the Sales Agreements has been duly authorized, executed and delivered by the Company and the Operating Partnership. Each Terms Agreement entered into by the Company and the Operating Partnership pursuant to this Agreement or any of the Other Sales Agreements will, as of its date, have been duly authorized, executed and delivered by the Company and the Operating Partnership.

(l) Authorization of the Shares. The Shares to be issued and sold by the Company through the Agents under the Sales Agreements and to the Agents under any Terms Agreement have been duly authorized for issuance and sale pursuant to the Sales Agreements and, if applicable, such Terms Agreement and, when issued and delivered by the Company upon payment and delivery in accordance with the applicable Sales Agreements and, if applicable, such Terms Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(m) No Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of the Sales Agreements or any Terms Agreements or the issuance by the Company or sale by the Company of the Shares.

(n) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or otherwise registered by the Company or the Operating Partnership under the Securities Act, except in each case for such rights as have been disclosed in the General Disclosure Package and the Prospectus, or to have any equity or debt securities included in the offering contemplated by the Sales Agreements or any Terms Agreement.

(o) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement (other than debt incurred in the ordinary course of business); and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(p) Independent Accountants. Deloitte & Touche LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus, are independent public accountants with respect to the Company and the Operating Partnership as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(q) Preparation of the Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries and of the Operating Partnership and its consolidated subsidiaries as of and at the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified. The financial statements of any other properties, businesses or entities (including, as applicable, combined or consolidated financial statements) and the related notes thereto that may be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus after the date of this Agreement will present fairly in all material respects the financial position and results of operations and cash flows at the dates and for the periods indicated. The financial information of any other properties, businesses or entities (including, as applicable, combined or consolidated financial information) and the related notes thereto that may be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus after the date of this Agreement will present fairly in all material respects the financial information shown therein at the dates and for the periods indicated. The supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein. Such financial statements and supporting schedules comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus. The financial data under the captions or sub-captions, as the case may be, “Selected Financial Data” contained in documents incorporated by reference in the Prospectus is presented in accordance with Item 301 of Regulation S-K and derived from the Company’s and the Operating Partnership’s audited and unaudited, as applicable, financial statements contained or incorporated by reference in the Registration Statement or included in annual reports on Form 10-K, quarterly reports on Form 10-Q and, if applicable, current reports on Form 8-K (in each case including any amendments thereto) filed by the Company and, if applicable, the Operating Partnership with the Commission. Any pro forma financial statements and related notes included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus fairly present in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and any pro forma financial information included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus has been derived therefrom. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(r) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization and has power and authority as a corporation, limited partnership or limited liability company, as the case may be, to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and, in the case of the Company and the Operating Partnership, to enter into and perform its obligations under the Sales Agreements and any Terms Agreements. Each of the Company and its subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business, properties or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). All of the issued and outstanding shares of capital stock of each subsidiary of the Company that is a corporation, all of the issued and outstanding limited and general partnership interests of each subsidiary of the Company that is a limited partnership and all of the issued and outstanding limited liability company interests (or other similar interests) of each subsidiary of the Company that is a limited liability company have been duly authorized and validly issued, are fully paid and (except for general partnership and limited liability company membership interests) nonassessable and, except as may be described in the following sentence, are owned by the Company, directly or through subsidiaries, free and clear of any Lien (as defined in Section 1(kk) below). Without limiting the generality of the foregoing the Company is the sole general partner of the Operating Partnership and owns at least a majority of the of common units of limited partnership interest of the Operating Partnership (the “Common Units”).

(s) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the line items appearing under the caption “Stockholders’ Equity” in the Company’s balance sheet appearing in the most recent Annual Report on Form 10-K or, if more recent, the most recent Quarterly Report on Form 10-Q (in each case as amended, if applicable) filed by the Company with the Commission (other than for subsequent issuances, if any, pursuant to any of the Sales Agreements, any Terms Agreements, any other underwritten public offerings and, other than for subsequent issuances or share repurchases or cancellations, if any, pursuant to any employee benefit plans or dividend reinvestment plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options issued pursuant to employee benefit plans described in the Disclosure Package and the Prospectus, as the case may be, or upon the redemption of Common Units pursuant to the Partnership Agreement). The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Company has duly reserved a sufficient number of shares of the Company’s preferred stock, par value $0.01 per share (the “Preferred Stock”), for issuance upon exchange of the preferred units of partnership interest of the Operating Partnership. All of the issued and outstanding shares of Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Preferred Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than such as may have been issued under employee benefit plans that are accurately described in the Disclosure Package and the Prospectus or otherwise as accurately described in the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, in the Disclosure Package and the Prospectus accurately and fairly presents the terms and conditions of such plans, arrangements, options and rights in all material respects.

(t) Non-Contravention of Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or bylaws, limited partnership agreement, limited liability company agreement or similar organizational documents, as the case may be, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the

Company or any such subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The Company’s and the Operating Partnership’s execution, delivery and performance of the Sales Agreements and any Terms Agreements and consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and by the Prospectus (i) have been duly authorized by all necessary corporate and partnership action and will not result in any Default under the charter or bylaws or other organizational documents of the Company or any subsidiary of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any Lien upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Operating Partnership or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of its or their properties, except with respect to clauses (ii) and (iii) only, for such conflicts, breaches, Defaults, Liens, consents or violations as would not, individually or in the aggregate, have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by any of the Sales Agreements or any Terms Agreements. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s and the Operating Partnership’s execution, delivery and performance of the Sales Agreements or any Terms Agreements or consummation of the transactions contemplated hereby and thereby, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act or the Exchange Act, as the case may be, and such as may be required under applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (the “FINRA”).

(u) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s and the Operating Partnership’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries or, to the best of the Company’s and the Operating Partnership’s knowledge, any officer or director, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or any such subsidiary, or any officer or director of, or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by any of the Sales Agreements or any Terms Agreements.

(v) Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s and the Operating Partnership’s knowledge, is threatened or imminent, and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(w) Intellectual Property Rights. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s and its subsidiaries’ business as conducted as of each date that this representation is made or deemed to be made or as proposed in the Disclosure Package and the Prospectus to be conducted.

(x) All Necessary Permits, etc. The Company and each of its subsidiaries possess such valid and current licenses, certificates, authorizations or permits (collectively, the “Permits”) issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses except for such Permits where the failure to so possess would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(y) Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements of the Company and its consolidated subsidiaries referred to above in the paragraph of this Section 1 captioned “Preparation of the Financial Statements” or acquired subsequent to the period covered by such financial statements, in each case free and clear of any Liens and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or any such subsidiary. To the best of the Company’s and the Operating Partnership’s knowledge, the real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or any such subsidiary. All Liens on or affecting any of the properties and assets of the Company or any of its subsidiaries that are required to be disclosed in the Disclosure

Package and the Prospectus are disclosed therein. Each of the properties owned by the Company and its subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except for such failures to comply that are described in the Disclosure Package and the Prospectus or would not result in a Material Adverse Effect; the Company and the Operating Partnership have no knowledge of any pending or threatened condemnation or zoning change that could reasonably be expected to adversely affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company and its subsidiaries, except for such condemnations or zoning changes that are described in the Disclosure Package and the Prospectus or would not result in a Material Adverse Effect; and the Company and the Operating Partnership have no knowledge of any pending or threatened proceeding or action that will in any manner to adversely affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its subsidiaries, except for such proceedings or actions that are described in the Disclosure Package and the Prospectus or would not result in a Material Adverse Effect.

(z) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings and except to the extent a failure to so file or pay would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made provisions in accordance with generally accepted accounting principles (to the extent so required) in the applicable financial statements of the Company and its consolidated subsidiaries referred to above in the paragraph of this Section 1 captioned “Preparation of the Financial Statements” in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(aa) Company Not an “Investment Company.” Each of the Company and the Operating Partnership has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Neither the Company nor the Operating Partnership is, and after receipt of payment for the Shares on any Delivery Date and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus, neither the Company, the Operating Partnership nor any other subsidiary of the Company will be, an “investment company” within the meaning of the Investment Company Act and each of the Company and Operating Partnership will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(bb) Insurance. The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. All policies of insurance and fidelity or surety bonds, if any, insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for where the failure to obtain such insurance coverage would reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that it or any such subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

(cc) No Restrictions on Dividends. No subsidiary of the Company is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus or to the extent such limitation would not impair the Company’s ability to maintain its status as a real estate investment trust under the Code (as defined below).

(dd) No Price Stabilization or Manipulation. Neither the Company nor the Operating Partnership has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Shares.

(ee) Related Party Transactions. There are no business relationships or related-party transactions involving the Company, the Operating Partnership or any other subsidiary of the Company or any other person required to be described in the Disclosure Package or the Prospectus that have not been described as required.

(ff) Internal Controls and Procedures. The Company and the Operating Partnership maintain (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(gg) No Material Weakness in Internal Controls. Except as disclosed in the Disclosure Package and the Prospectus, since the end of the Company’s and the Operating Partnership’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s or the Operating Partnership’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s or the Operating Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s or the Operating Partnership’s internal control over financial reporting.

(hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company and the Operating Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ii) No Conflict with Money Laundering Laws. To the best of the Company’s and the Operating Partnership’s knowledge, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened.

(jj) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of the Company or any of its subsidiaries will directly or indirectly use the proceeds from the sale of the Shares, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk) Compliance with Environmental Laws. Except as disclosed in the Disclosure Package and the Prospectus: (i) each property owned or leased by the Company or any of its subsidiaries, including, without limitation, the Environment (as defined below) associated with such property, is free of any Hazardous Substance (as defined below) in violation of any Environmental Law (as defined below) applicable to such property, except for Hazardous Substances that would not reasonably be expected to result in a Material Adverse Effect; (ii) the Company and its subsidiaries have not caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any property owned or leased by the Company or any of its subsidiaries, and no condition exists on, in, under or, to the knowledge of the Company and the Operating Partnership, adjacent to any such property that could result in the incurrence of liabilities by the Company or any of its subsidiaries or any violations by the Company or any of its subsidiaries of any Environmental Law applicable to such property, give rise to the imposition of any Lien under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity, except in each case that would not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company or any of its subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any tenant of any of the properties owned or leased by the Company and its subsidiaries has received any written notice of a claim under or pursuant to any Environmental Law applicable to such property or under common law pertaining to Hazardous Substances on or originating from such property, except for any such claims which would not have a Material Adverse Effect; (iv) neither the Company or any of its subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any tenant of any of the properties owned or leased by the Company and its subsidiaries has received any written notice from any governmental authority claiming any violation of any Environmental Law applicable to such property that is uncured or unremediated as of the date hereof, except for any such violations which would not have a Material Adverse Effect; (v) no property owned or leased by the Company and its subsidiaries is included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”), nor has the Company or any of its subsidiaries received any written notice from the EPA or any other governmental authority proposing the inclusion of any such property on such list; (vi) the Company and its subsidiaries and, to the knowledge of the Company and the Operating Partnership, each tenant at any of the properties owned or leased by the Company and its subsidiaries (a) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (b) are in compliance with all terms and conditions of any such permit, license or approval, except in each case where such noncompliance, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect; and (vii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would reasonably be expected to have a Material Adverse Effect.

As used herein: “Hazardous Substance” shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as heretofore amended, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as heretofore amended); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other applicable federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environment or of human health from environmental effects; “Lien” shall mean, with respect to any securities, assets or other property owned or leased by the Company or any of its subsidiaries, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such securities, assets or other property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

Except as disclosed in the Disclosure Package and the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a Material Adverse Effect.

(ll) ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by the Company or any of its affiliates that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its affiliates that could have a Material Adverse Effect. None of the following events has occurred or, to the knowledge of the Company and the Operating Partnership, is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its affiliates may have any liability.

(mm) Sarbanes-Oxley Compliance. The Company and all of the Company’s directors or officers, in their capacities as such, have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn) Lending Relationship. Except as disclosed in the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any Agent or (ii) intends to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Agent.

(oo) Statistical and Market Related Data. Nothing has come to the attention of the Company or the Operating Partnership that has caused either the Company or the Operating Partnership to believe that the statistical and market-related data included in the Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(pp) REIT Status. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) for all taxable years commencing with its taxable year ended December 31, 1997. The Company has filed an election to be taxable as a REIT for its taxable year ended December 31, 1997, and such election has not been terminated. The Company’s proposed method of operation will permit it to continue to meet the requirements for taxation as a REIT under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code.

(qq) Rights Agreement. The Rights Agreement dated October 2, 1998 of the Company (the “Rights Agreement”) has expired and is of no force and effect; no Rights (as such term is defined in the Rights Agreement) or other rights are outstanding in respect of any outstanding shares of Common Stock and no rights will be issued in respect of the Shares issued by the Company pursuant to this Agreement or any Terms Agreement; as of the date hereof, there is no rights agreement or similar agreement in force and effect applicable to the outstanding shares of Common Stock or the Shares.

(rr) Regulation M. The Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(ss) Other Offering Material. The Company had not distributed and, prior to the later to occur of any Delivery Date and the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Prospectus and any Issuer Free Writing Prospectus to which the Agent has consented in accordance with Section 3(a)(v) and any Issuer Free Writing Prospectus set forth on Schedule I hereto.

Any certificate signed by any officer of the Company or the Operating Partnership and delivered to the Agent or to counsel for the Agents after the date of this Agreement or in connection with the offering of the Shares shall be deemed a joint and several representation and warranty by the Company and the Operating Partnership to the Agents as to matters covered thereby.

2. Sale and Delivery of Shares.

(a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Shares through the Agent acting as sales agent from time to time and, if agreed to by the Agent pursuant to a Terms Agreement with the Company and the Operating Partnership, to issue and sell the Shares to be sold pursuant to such Terms Agreement directly to the Agent acting as principal and, in the case of sales through the Agent acting as sales agent, the Agent agrees to use its reasonable efforts to sell such Shares as sales agent for the Company at such prices and in such amounts as the

Company instructs the Agent to sell from time to time in accordance with this Agreement. Sales of the Shares, if any, through the Agent acting as sales agent will be made (1) by means of ordinary brokers’ transactions on the New York Stock Exchange (the “Exchange”) at market prices prevailing at the time of sale, in negotiated transactions or as otherwise agreed by the Company, the Agent and the applicable investor, (2) to or through any market maker, or (3) on or through any other national securities exchange or facility thereof, trading facility of a securities association or national securities exchange, alternative trading system, electronic communication network or other similar market venue. Sales of Shares, if any, purchased by the Agent as principal will be made as provided in the applicable Terms Agreement and the applicable preliminary prospectus supplement and prospectus supplement prepared in connection with the offering of those Shares.

(b) Subject to the satisfaction of the conditions to the Agent’s obligations set forth in Section 5 hereof, the Shares to be sold by the Agent as sales agent are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any trading day (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”) on which the Company has instructed the Agent to make such sales pursuant to this paragraph. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by the Agent) as to the minimum price per Share at which such Shares may be sold and the maximum aggregate gross sales price and the maximum aggregate number of Shares to be sold by the Agent, as sales agent, on such day (which shall not in any event be in excess of (x) the aggregate gross sales price available for issuance as of such Trading Day under the Prospectus and the Registration Statement or the aggregate number of unissued Shares that have been approved for listing on the Exchange or authorized for issuance by the Company’s board of directors or any duly authorized committee thereof or (y) the maximum aggregate gross sales price which may be sold without exceeding the Maximum Program Amount). Subject to the terms and conditions hereof, the Agent shall use its reasonable efforts to sell on any particular Trading Day as sales agent all of the Shares so designated and instructed by the Company on such day. If the Agent elects to purchase Shares as principal, the sale and purchase of such Shares shall be made pursuant to a Terms Agreement, and the Company and the Operating Partnership agree not to enter into a Terms Agreement with the Agent to sell any Shares in excess of the aggregate gross sales price or number of Shares set forth in clauses (x) or (y) of the second preceding sentence. The Company and the Operating Partnership acknowledge and agree that (i) there can be no assurance that the Agent will be successful in selling Shares as sales agent, (ii) the Agent shall incur no liability or obligation to the Company, the Operating Partnership or any other person or entity if it does not sell Shares as sales agent for any reason other than a failure by the Agent to use its reasonable efforts to sell such Shares as sales agent in accordance with the terms of this Agreement, and (iii) the Agent shall be under no obligation to purchase Shares as principal except as otherwise specifically agreed by the Agent, the Company and the Operating Partnership pursuant to, and on the terms and subject to the conditions set forth in, a Terms Agreement signed by the Agent. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement to which the Agent is a party, the terms of such Terms Agreement will control; provided that the Company shall not enter into any Terms Agreement providing for the issuance and sale of any Shares in excess of the aggregate gross sales price or number of Shares set forth in clauses (x) or (y) of this paragraph.

(c) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares by the Company shall be effected by or through only one of the Agents on any given day and the Company shall in no event request that more than one Agent offer or sell Shares (whether as sales agent or principal) on the same day; provided that the foregoing shall not prohibit the Company and the Operating Partnership from entering into a Terms Agreement with two or more Agents providing for such Agents, acting as principal, to offer and sell the Shares set forth in such Terms Agreement or prohibit or limit in any respect the offer or sale of Shares purchased by any Agent, as principal, from the Company pursuant to a Terms Agreement.

(d) As of any Trading Date, the Company shall not authorize the issuance and sale of any Shares (including, without limitation, sales pursuant to any Terms Agreement) and the Agent as sales agent may not sell any Shares, and the Agent may not buy any Shares from the Company as principal pursuant to a Terms Agreement, (i) at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors or a duly authorized committee thereof which price will be instructed by the Company to the Agent in writing, or (ii) in a number in excess of the maximum aggregate number or maximum aggregate gross sales price of Shares that may be sold by the Company at such time under Section 2(b) which maximum aggregate number or maximum aggregate gross sales price, as the case may be, will be instructed by the Company to the Agent in writing or (iii) in excess of the unissued Shares approved for listing on the Exchange which number of unissued Shares will be instructed by the Company to the Agent in writing. In addition, the Agent as sales agent shall not sell any Shares on any Trading Day at a price lower than the minimum price or in an amount in excess of the maximum number of Shares or maximum gross sales price of Shares that the Company shall have instructed the Agent in writing to sell as provided in Section 2(b). In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by the Agent or the Company, as the case may be), suspend the offering of the Shares with respect to which the Agent is acting as sales agent for any reason and at any time (a “Suspension”); provided, however, that such Suspension shall not affect or impair the parties’ respective obligations with respect to any Shares that the Agent has agreed to purchase prior to the giving of such notice pursuant to a Terms Agreement, with respect to any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement entered into prior to the giving of such notice, or with respect to any Shares which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby prior to the giving of such notice. If the Company or the Agent shall give notice of a Suspension as aforesaid, then it may rescind such Suspension by notice to the other party, which notice shall be given in the manner described in the immediately preceding sentence.

(e) If any party hereto has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other parties hereto and sales of the Shares under this Agreement shall be suspended (and the Company shall suspend sales under the Other Sales Agreements) until that or other exemptive provisions have been satisfied in the judgment of each party; provided, however, that such Suspension shall not affect or impair the parties’ respective obligations with respect to any Shares that the Agent has agreed to purchase prior to the giving of such notice pursuant to a Terms Agreement, with respect to any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement entered into prior to the giving of such notice, or with respect to any Shares which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby prior to the giving of such notice.

(f) The gross sales price of any Shares sold under this Agreement by the Agent acting as sales agent of the Company shall be the market price for such Shares on the Exchange at the time of such sale, negotiated prices or as otherwise agreed with the Agent. The compensation payable to the Agent for sales of any Shares sold through the Agent as sales agent shall be equal to such percentage of the aggregate gross sales price of such Shares as the Company and the Agent may agree by telephone (confirmed promptly by facsimile transmission or electronic mail, which confirmation will be promptly acknowledged (including, without limitation, by facsimile transmission or electronic mail) by the other party), which in any event shall not exceed 2.0% of the gross sales price. Notwithstanding the foregoing, in the event the Company and the Agent agree to sell Shares other than through ordinary brokers’ transactions using sales efforts and methods that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Agent shall not be obligated to sell such Shares until the Company and the Agent agree to compensation that is customary for the Agent with respect to transactions of such nature and size and that may exceed 2.0% of the gross sales price. The compensation payable to the Agent for sales of any Shares sold to the Agent as principal shall be set forth in the applicable Terms Agreement. The proceeds (after deducting the Agent’s commission) from the sale of Shares through the Agent as sales agent or the total price paid to the Company by the Agent in the case of Shares sold to the Agent as principal, as the case may be, in each case after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required.

(g) The Agent shall provide written confirmation (which may be by facsimile transmission or electronic mail) to the Company following the close of trading on the Exchange each day on which Shares are sold under this Agreement through the Agent, as sales agent, setting forth the number of Shares sold on such day, the gross sales price or prices per Share, the aggregate gross sales price of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent under this Agreement with respect to such sales.

(h) Settlement for sales of Shares under this Agreement or under any Terms Agreement to which the Agent is a party will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Delivery Date”); provided that, notwithstanding the foregoing, settlement for any Additional Securities (as defined in Annex B hereto) that are to be purchased by the Agent pursuant to any Terms Agreement will occur on the date or dates specified pursuant to such Terms Agreement and the term “Delivery Date,” as used in this Agreement and any Terms Agreement with respect to such Additional Securities, shall be deemed to include any such date on which any such Additional Securities are to be purchased by any Agent pursuant to a Terms Agreement. On each Delivery Date, the Shares sold through or to the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of the Shares to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. In the case of any Shares purchased by the Agent as principal, the foregoing settlement procedures may be superseded by any different procedures set forth in the applicable Terms Agreement. If the Company shall default on its obligation to deliver Shares on any Delivery Date, the Company and the Operating Partnership shall, jointly and severally, (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default, and (ii) pay the Agent any commission (or, in the case of Shares to be sold pursuant to Terms Agreement, the discount) to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, the Agent will pay the Company interest on such Net Proceeds at a rate equal to the effective overnight federal funds rate for the period from and including such Delivery Date to but excluding the date on which such Net Proceeds, together with such interest, have been fully paid.

(i) Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct or request the Agent to offer or sell, any Shares through the Agent as sales agent (and, by notice to the Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and the Agent shall not be obligated to make any such offer or sale of Shares, and the Company shall not enter into any Terms Agreement with the Agent, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(j) hereof, at any time during the period commencing on and including the 10th business day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the

Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.

(j) Notwithstanding clause (ii) of Section 2(i) hereof, if the Company wishes to offer or sell Shares through the Agent as sales agent, or enter into any Terms Agreement with the Agent, at any time during the period from and including an Earnings Announcement through and including the corresponding Filing Time, the Company shall first (i) prepare and deliver to the Agent (with a copy to counsel to the Agent) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agent, and, prior to filing such Earnings 8-K, obtain the written consent of the Agent to such filing (which consent shall not be unreasonably withheld), (ii) provide the Agent with the officers’ certificate, opinions and letters of counsel and accountants’ letters specified in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv), respectively, hereof, (iii) afford the Agent the opportunity to conduct a due diligence review as contemplated by Section 3(a)(xii) hereof prior to filing such Earnings 8-K and (iv) file (and not furnish) such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 2(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv), respectively, hereof, and (B) this Section 2(j) shall in no way affect or limit the operation of clause (i) of Section 2(i) hereof, which shall have independent application.

3. Further Agreements of the Company, the Operating Partnership and the Agent.

(a) The Company and the Operating Partnership, jointly and severally, covenant and agree with the Agent, as follows:

(i) Neither the Company nor the Operating Partnership shall make any further amendment or supplement to the Registration Statement (other than in connection with the offering of securities other than the Shares), the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, except as provided herein; the Company shall (A) advise the Agent of the time when any amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus has been filed and furnish the Agent with copies thereof (which may be electronic copies); (B) advise the Agent of the time that any post-effective amendment to the Registration Statement becomes effective; (C) promptly advise the Agent if the Company is unable to file any reports, any definitive proxy or information statements or other documents required to be filed by the Company with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act subsequent to the date of this Agreement in the manner and within the time periods required by the Exchange Act, or file any such documents, on a timely basis, with the Exchange; (D) advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the suspension of the qualification or registration of (or any exemption relating to) the Shares for offering, sale or trading in any jurisdiction, or of the threatening or initiation of any proceeding or examination known to the Company for any of the foregoing purposes, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated by reference in any of the foregoing) or for additional or supplemental information or the receipt of any other comments from the Commission; and (E) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, registration or exemption, promptly use its reasonable best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 3(a)(v), file an amendment to the Registration Statement or file a new registration statement and use its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(ii) If, during any period when the delivery of a prospectus (or, in lieu thereof, a notice pursuant to Rule 173 under the Securities Act) is required in connection with the offering or sale of Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or where such delivery may be required under Rule 173(d) under the Securities Act) (the “Prospectus Delivery Period”), any event or development shall occur or condition shall exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus (including, without limitation, any document incorporated by reference in any of them) or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with the

Securities Act, the Exchange Act or other applicable law, including in connection with the delivery of the Prospectus, the Company shall notify the Agent of any such event or condition, and, promptly prepare and (subject to Section 3(a)(v)) file with the Commission (and use its reasonable best efforts to have any amendment to the Registration Statement or any new registration statement be declared effective) and furnish without charge to the Agent and to any dealer in securities as many copies (which may be electronic copies) as the Agent may from time to time reasonably request of any amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented will comply with applicable law.

(iii) The Company will deliver promptly to the Agent and to counsel for the Agent, without charge, a signed copy (which may be an electronic copy) of the Registration Statement and each amendment to the Registration Statement filed with the Commission, including all consents and exhibits filed therewith. The Company will deliver promptly to the Agent, without charge, such number of the following documents as the Agent shall reasonably request (which may be electronic copies): (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each preliminary prospectus, the Disclosure Package, the Prospectus and any amendment or supplement thereto and (C) each Issuer Free Writing Prospectus.

(iv) The Company shall pay the applicable Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(v) Prior to filing with the Commission any amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus (other than (1) an amendment made by the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (2) by a prospectus supplement relating to the offering of securities other than the Shares (including, without limitation, other shares of Common Stock)), the Company shall furnish a copy thereof (which maybe an electronic copy) to the Agent and counsel for the Agent and the Company shall not file or use any such proposed amendment or supplement to the Registration Statement, any preliminary prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus to which the Agent reasonably objects.

(vi) The Company represents that it has not made, and agrees not to make, any offer relating to the Shares that constitutes or would constitute an issuer free writing prospectus (as defined in Rule 433(h) of the Securities Act) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, without the prior written consent of the Agent (except that no such written consent shall be required for any Issuer Free Writing Prospectus relating solely to an offering of Shares pursuant to a Terms Agreement to which the Agent is not a party).

(vii) The Company has complied and will comply with all applicable requirements of Rules 164 and 433 under the Securities Act with respect to any Issuer Free Writing Prospectus with respect to the Shares, including in respect of timely filing with the Commission, legending and record keeping. If, during the Prospectus Delivery Period, any event or development shall occur or condition shall exist as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus in order to comply with the Securities Act or other applicable law, the Company shall notify the Agent of any such event or condition, and, promptly prepare and, subject to Section 3(a)(v), file with the Commission and furnish without charge to the Agent and to any dealer in securities as many copies as the Agent may from time to time reasonably request of an amendment or supplement to such Issuer Free Writing Prospectus that will correct such conflict or make the statements in the Issuer Free Writing Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, not misleading or so that such Issuer Free Writing Prospectus, as amended or supplemented will comply with applicable law.

(viii) As soon as practicable after each Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and Rule 158 under the Securities Act).

(ix) The Company shall promptly, from time to time, take such action as the Agent may reasonably request to qualify or register the Shares for offering and sale under (or obtain exemptions from the application of) the securities or Blue Sky laws of those jurisdictions as the Agent may reasonably request and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering of the Shares in any jurisdiction where it is now subject.

(x) At each Applicable Time, each Delivery Date, each Registration Statement Amendment Date (as defined below), each date on which the Company or the Operating Partnership shall file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, including any date on which an amendment to any such document is filed (each such date, a “Company Periodic Report Date”), the date of each Terms Agreement to which the Agent is a party and each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company and the Operating Partnership shall be deemed to have jointly and severally affirmed each representation, warranty, covenant and other agreement of the Company and/or the Operating Partnership contained in this Agreement, but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Disclosure Package and the Prospectus as amended or supplemented as of such date.

(xi) Except during any Suspension, the Company will cooperate timely with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice providing information and making available documents and appropriate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

(xii) Upon commencement of the offering of Shares under this Agreement, upon each Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement, each time the Agent shall reasonably request upon reasonable advance notice and promptly after each (A) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms, offering or sale of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”) and (B) Company Periodic Report Date, and each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company and the Operating Partnership will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of delivery thereof, in the form set forth as Exhibit C (and including any changes proposed by the Company reasonably satisfactory to the Agent), but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus through such date of delivery thereof. As used in this paragraph, to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to such Applicable Time; provided that this sentence shall not be applicable with respect to deliveries required on the Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this paragraph shall not apply during any Suspension.

(xiii) Upon commencement of the offering of Shares under this Agreement, upon each Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement, each time the Agent shall reasonably request upon reasonable advance notice and promptly after each (A) Registration Statement Amendment Date and (B) Company Periodic Report Date, and each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent (x) the written opinion of Maryland counsel to the Company, dated the date of delivery thereof, in a form set forth in Exhibit A hereto and (y) the written opinions and letter of special corporate and tax counsel to the Company, dated the date of delivery thereof, in a form set forth in Exhibit B hereto (and, in the case of each of clause (x) and (y), including any changes proposed by the Company reasonably satisfactory to the Agent and its counsel), but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of such opinions and letter or, in lieu of any such opinion or letter, counsel last furnishing an opinion or letter to the Agent under this clause (xiii) shall furnish the Agent with a letter substantially to the effect that the Agent may rely on the last opinion or letter so delivered by such counsel to the same extent as though each were dated the date of delivery of such letter authorizing reliance (except that such letter authorizing reliance shall state that the statements in such last opinion or letter shall be deemed to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of delivery of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to such Applicable Time; provided that this sentence shall not be applicable with respect to deliveries required on the Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this paragraph shall not apply during any Suspension.

(xiv) Upon commencement of the offering of Shares under this Agreement, upon the date of each Terms Agreement to which the Agent is a party, upon each Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement, each time the Agent shall reasonably request upon reasonable advance notice and promptly after each (A) Registration Statement Amendment Date and (B) Company Periodic Report Date, and each time notice of rescission of a Suspension shall have been given as contemplated by Section 2(d), the Company will cause Deloitte & Touche LLP, independent public accountants for the Company and the Operating Partnership, or other independent accountants of nationally recognized standing for the Company and the Operating Partnership and, if applicable, any other firm of accountants that shall be required to furnish a letter pursuant to Section 5(f) with respect to any properties, businesses or entities whose independent accountants are not the same as the Company’s independent accountants, to furnish to the Agent a letter, dated the date of delivery thereof, in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 5(f) hereof, but modified as necessary to relate to the Registration Statement, any preliminary prospectus, the Prospectus and the Disclosure Package, as amended and supplemented, and to the documents incorporated by reference into any preliminary prospectus and the Prospectus, through the date of such letter. In connection with any letter delivered on a Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement, such letter shall reaffirm the statements made in the letter dated on the date of such Terms Agreement except that the specified date referred to in such letter for carrying out procedures shall be no more than three business days prior to such Delivery Date. As used in this paragraph, to the extent there shall be an Applicable Time on or within one business day following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to such Applicable Time; provided that this sentence shall not be applicable with respect to deliveries required on the date of a Terms Agreement or the Delivery Date of any Shares sold to the Agent pursuant to a Terms Agreement. Notwithstanding the foregoing, this paragraph shall not apply during any Suspension.

(xv) The Company consents to the Agent trading in the Company’s Common Stock for the Agent’s own account and for the account of the Agent’s clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement; provided, however, that such trading does not violate any applicable laws, including applicable federal and state securities laws and all rules or regulations promulgated thereunder.

(xvi) The Company and the Operating Partnership shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act in connection with the offering and sale of the Shares, including with respect to the timely filing of documents thereunder, and will use their reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) in connection with the offering of the Shares were received in a timely manner by the Commission. If, following any instruction to the Agent to sell Shares pursuant to Section 2(b) hereof or following the execution of any Terms

Agreement, to the knowledge of the Company or the Operating Partnership, all filings required by Rule 424 and Rule 433 under the Securities Act in connection with the offering of the Shares shall not have been made or the representations in Sections 1(a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) shall not be true and correct on any Delivery Date with respect to the Shares sold pursuant to such instruction or such Terms Agreement, the Company will offer to any person who has agreed to purchase Shares as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares and, in the case of a Delivery Date with respect to Shares sold pursuant such Terms Agreement, will offer the Agent (and any other Agents party to such Terms Agreement) the right to refuse to purchase and pay for such Shares.

(xvii) In the case of any Shares sold by the Agent acting as sales agent, the Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the number of Shares sold through the Agents under the Sales Agreements, the aggregate Net Proceeds to the Company from sales of Shares through the Agents and the aggregate compensation paid by the Company with respect to sales of Shares pursuant to the Sales Agreements during the most recent fiscal quarter then ended and will separately disclose the same information with respect to Shares sold to the Agents, acting as principal.

(xviii) Other than during the period of any Suspension, in the event of a proposed sale, pledge or disposition of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock by the Company or the Operating Partnership, the Company and the Operating Partnership will not, without (A) giving the Agent at least three business days’ prior written notice (or two business days’ prior written notice on any Trading Day with respect to which the Company has not instructed the Agent to make sales and which does not occur during the Prospectus Delivery Period) specifying the nature of the proposed sale, pledge or disposition and the date of such proposed sale, pledge or disposition, and (B) the Agent suspending activity under this program for such period of time as requested by the Company or, if longer, as deemed appropriate by the Agent in light of the proposed sale, pledge or disposition, as the case may be, directly or indirectly, (1) issue, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or (2) announce the offering of, or file any registration statement under the Securities Act (other than a registration statement on Form S-8) in respect of, any shares of Common Stock or Common Units, options or warrants to acquire shares of Common Stock or Common Units or securities exchangeable or exercisable for or convertible into shares of Common Stock or Common Units or publicly announce an intention to do any of the foregoing (other than (i) the issuance and sale of Shares offered and sold through or to the Agents pursuant to the Sales Agreements and any Terms Agreements, (ii) the issuance of Common Units to the

Company in return for the Company’s contribution to the Operating Partnership of the Net Proceeds received from the sale of Shares sold to or through the Agents pursuant to the Sales Agreements and any Terms Agreements, (iii) the issuance of Common Stock and, if applicable, other securities of the Company upon conversion of the Company’s Series G Preferred Stock or Series H Preferred Stock, and (iv) the issuance of Common Units and, if applicable, other securities of the Operating Partnership to the Company upon conversion of the Operating Partnership’s outstanding Series G units of limited partnership interest or the Series H units of the limited partnership). The foregoing sentence shall not apply to (A) the Company’s issuance of (1) shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Disclosure Package and the Prospectus and (2) Common Stock upon the redemption of Common Units pursuant to the Partnership Agreement and (B) the Operating Partnership’s issuance of Common Units in connection with an acquisition of real property so long as such Common Units are issued directly to the entity or the securityholders or other equity owners of the applicable entity from which such real property is acquired. The provisions set forth in this paragraph shall be in addition to, and shall not limit, any lock-up agreement that may be set forth in any Terms Agreement.

(xix) The Company and the Operating Partnership will apply the Net Proceeds from the sale of the Shares being sold by the Company substantially in accordance with the description as set forth in the Prospectus and the Disclosure Package under the caption “Use of Proceeds.”

(xx) Neither the Company nor the Operating Partnership has taken or will take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares and neither will take any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Shares contemplated by the Sales Agreements or any Terms Agreements.

(xxi) The Company and the Operating Partnership will use reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement and any Terms Agreement by either of them prior to each Delivery Date.

(xxii) The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

(xxiii) The Company will use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Exchange.

(xxiv) During the Prospectus Delivery Period, the Company and the Operating Partnership will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use their best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(xxv) The Company and the Operating Partnership shall not invest or otherwise use the proceeds received by the Company from the sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(xxvi) In connection with any offering of Shares by the Agent as principal, the Company and the Operating Partnership shall prepare a preliminary pricing supplement to the Prospectus and, as promptly as practicable after the execution of the Terms Agreement relating to such offering, the Company and the Operating Partnership shall prepare a pricing supplement to the Prospectus, in each case setting forth (as applicable) the plan of distribution for such Shares and such other matters as the Agent or any of the Agents party to such Terms Agreement may reasonably request or that the Company shall deem necessary or appropriate for inclusion therein and, in the case of a pricing supplement, the public offering price of the Shares to be sold pursuant to such Terms Agreement, any discounts or commissions payable to the Agent or Agents, as the case may be, party thereto and the net proceeds to the Company from the sale of such Shares and the use of such proceeds, each of which shall be satisfactory to each of the Agents party to such Terms Agreement in form and substance, and the Company and the Operating Partnership shall file the same, in each case together with the Prospectus, with the Commission and, to the extent required, with the Exchange not later than the business day following the date thereof and provide electronic and, if requested by any such Agent, hard copies thereof to such Agents.

(xxvii) In the event that notice of a Suspension is given and subsequently rescinded, all as provided in Section 2(d), the Company shall not instruct the Agent to sell any Shares or enter into any Terms Agreement with the Agent until such time as the Agent shall have received an officer’s certificate to the effect specified in Section 3(a)(xii), opinions and letter of counsel to the effect specified in Section 3(a)(xiii), an accountant’s letter to the effect specified in Section 3(a)(xiv), and the letter from Sidley Austin LLP to the effect specified in Section 5(e), each dated as of the date of delivery thereof to the Agent, and the Company shall have offered the Agent the opportunity to conduct a due diligence review with the Company and its independent public accountants.

(xxviii) Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), this Agreement is still in effect, the Company will, prior to the Renewal Deadline, (i) notify the Agent and (ii) file, if it is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form and substance reasonably satisfactory to the Agent, and then promptly notify the Agent of such filing. If, at the time the Company intends to file such a new automatic shelf registration statement, it is not eligible to do so, the Company will, prior to the Renewal Deadline, (i) notify the Agent, (ii) file a new shelf registration statement on the proper form relating to the Shares, in a form and substance reasonably satisfactory to the Agent, (iii) use its reasonable efforts to cause such new shelf registration statement to be declared effective within 60 days after the Renewal Deadline, and then promptly notify the Agent of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. After the effectiveness of any such new shelf registration statement, all references to the “Registration Statement” in this Agreement shall be deemed to include, collectively, the various parts of such new shelf registration statement, each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date of such new registration statement; and all references to the “Base Prospectus” in this Agreement shall be deemed to include the base prospectus forming a part of such new shelf registration statement as of the initial effective date of such new shelf registration statement.

(b) The Agent agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agent in connection with the offering or sale of the Shares without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company or the Operating Partnership with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 3(b), shall not be deemed to include information prepared by or on behalf of the Agent on the basis of or derived from issuer information.

4. Expenses. The Company and the Operating Partnership, jointly and severally, agree to pay all costs, fees and expenses incurred in connection with the performance of their respective obligations hereunder and in connection with the transactions contemplated by the Sales Agreements or any Terms Agreement, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares, (iv) all fees and expenses of the Company’s and the Operating Partnership’s counsel, independent public or certified public accountants and other advisors and any other accountant required to deliver a letter pursuant to Section 3(a)(xiv), 3(a)(xxvii) or 5(f) hereof, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement or any Terms Agreement,

(vi) all filing fees, attorneys’ fees and expenses (including the reasonable fees and expenses of one counsel to the Agents) in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any of the Shares for offer and sale under the state securities or “blue sky” laws and, if requested by any Agent, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Agents of such qualifications, registrations and exemptions, (vii) the preparation, printing and distribution of one or more versions of the Prospectus for distribution in Canada in the form of a Canadian “wrapper” (including related reasonable fees and expenses of one Canadian counsel to the Agents); (viii) the filing fees incident to, and the reasonable fees and expenses of one counsel for the Agents in connection with, FINRA’s review and approval of the Agents’ participation in the offering and distribution of the Shares, if any, or the reasonable fees and expenses of one counsel for the Agents in connection with such counsel’s determination that a filing with FINRA is not required in connection with the offering of the Shares, (ix) the fees and expenses associated with listing of the Shares on the Exchange, (x) with the prior written consent of the Company all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Shares, and (xi) if Shares having an aggregate gross sales price of at least $45,000,000 have not been offered and sold under this Agreement and the Other Sales Agreements (including, without limitation, Shares sold to any Agents as principal pursuant to any Terms Agreement) by June 12, 2016 (or such earlier date on which the Company terminates this Agreement), the reasonable fees, disbursements and expenses of counsel for the Agents incurred by them in connection with this Agreement and the Other Sales Agreements (other than fees and expenses relating specifically to purchases of Shares by the Agents as principal), and the Registration Statement and ongoing services in connection with the transactions contemplated hereunder and under the Other Sales Agreement, in any event not to exceed under this Agreement and the Other Sales Agreements $250,000 in the aggregate, and (xii) all other fees, costs and expenses referred to in or contemplated by Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6 and Section 7 hereof, the Agent will pay its own expenses.

5. Conditions of Agent’s Obligations. The obligations of the Agent hereunder with respect to any Shares that the Company has instructed the Agent to sell as agent and the obligations of the Agent hereunder and under any Terms Agreement with respect to any Shares that the Agent has agreed to purchase or has the option to purchase as principal pursuant to such Terms Agreement are subject to (i) the accuracy of the representations and warranties of the Company and the Operating Partnership contained herein, (a) as of the date of this Agreement, (b) as of the date such instructions are given to the Agent or the date of such Terms Agreement, as the case may be, (c) as of each subsequent Registration Statement Amendment Date and Company Periodic Report Date and (d) as of each Applicable Time and Delivery Date with respect to such Shares, (ii) the accuracy of the statements of the Company and the Operating Partnership made in any certificates pursuant to the provisions hereof, and (iii) the performance by the Company and the Operating Partnership of their respective covenants and other obligations hereunder and, if applicable, under such Terms Agreement, and to each of the following additional terms and conditions:

(a) The Company shall have filed the Prospectus and, in the case of any offering or sale of Shares pursuant to a Terms Agreement, the applicable preliminary prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act in connection with the issuance and sale of the Shares, in each case used or referred to after the date hereof, within the applicable time periods prescribed for such filings under such Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been instituted or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement, any preliminary prospectus or the Prospectus or otherwise shall have been complied with; the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to the use of the automatic shelf registration statement form; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements;

(b) The Agent shall not have discovered and disclosed to the Company that the Registration Statement, the Prospectus or the Disclosure Package, or any amendment or supplement thereto relating to the Shares, contains an untrue statement of a fact which, in the judgment of Sidley Austin LLP, counsel for the Agents, is material or omits to state a fact which, in the judgment of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate and partnership proceedings and other legal matters incident to the authorization, form and validity of the Sales Agreements, any Terms Agreements, the Shares, the Registration Statement, any preliminary prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement, any of the Other Sales Agreements and any Terms Agreements, and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably require for the purposes of enabling them to pass upon such matters, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements herein contained.

(d) The Agent shall have received (i) the opinion of Ballard Spahr LLP, Maryland counsel for the Company and the Operating Partnership, addressed to such Agent and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, the form of which is attached hereto as Exhibit A and (ii) the opinion or opinions and letter or letters of Latham & Watkins LLP, special corporate and tax counsel for the Company, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, the form of which is attached hereto as Exhibit B.

(e) The Agent shall have received from Sidley Austin LLP, counsel for the Agent, such letter, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiii) and 3(a)(xxvii) hereof, with respect to the Registration Statement, the Prospectus and the Disclosure Package and other related matters as the Agent may reasonably request, and the Company shall have furnished to such counsel such documents and information as they may reasonably request to enable them to pass upon such matters.

(f) At the dates specified in Section 3(a)(xiv) and 3(a)(xxvii) hereof, the Agent shall have received from Deloitte & Touche LLP, independent public accountants for the Company and the Operating Partnership, or other independent public accountants of nationally recognized standing for the Company and the Operating Partnership, a letter, in form and substance satisfactory to the Agent, addressed to the Agent and dated the date of delivery thereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted thereunder by the Commission and the Public Company Accounting Oversight Board (United States), and (ii) stating, as of the date of delivery thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus and the Disclosure Package and any amendments or supplements thereto, as of a date not more than three days prior to the date of delivery thereof), the conclusions and findings of such firm with respect to the financial statements of the Company, the Operating Partnership and any other properties, businesses or entities (including any pro forma financial statements) and certain financial information regarding the Company, the Operating Partnership and, if applicable, such other properties, businesses or entities contained or incorporated by reference in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, as customarily covered by accountants’ “comfort letters” in connection with public offerings. If the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus contains or incorporates by reference the financial statements of any properties, businesses or entities whose independent public accountants are not the same as the Company’s independent public accountants, then, at the dates specified in Section 3(a)(xiv) and 3(a)(xxvii) hereof, the Agent shall have received from an independent public accountant of nationally recognized standing, a letter, in form and substance satisfactory to the Agent, addressed to the Agent and dated the date of delivery thereof, as to the matters set forth in the preceding sentence but modified to relate solely to such financial statements and any other financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus and any amendments or supplements thereto relating to such properties, businesses or entities, as the case may be.

(g) Since the commencement of the offering of the Shares under this Agreement or, if later, since the most recent Registration Statement Amendment Date or Company Periodic Report Date (whichever is later) and, in the case of the sale of Shares pursuant to a Terms Agreement to which the Agent is a party, since the date of such Terms Agreement:

(A) in the judgment of the Agent there shall not have occurred any Material Adverse Change;

(B) there shall not have been any change, increase or decrease specified in the letter or letters referred to in subsection (f) of this Section 5 or Section 3(a)(xiv) which is, in the sole judgment of the Agent, so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus; and

(C) (i) no downgrading shall have occurred in the rating accorded to any securities issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of, any securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(h) (i) The Company shall have furnished to the Agent a certificate of an officer in a form satisfactory to the Agent stating the minimum gross sales price per share for sale of Shares pursuant to this Agreement and the other information specified in clauses (x) and (y) of Section 2(b) and, in the event of any change in such information, shall promptly provide the Agent with a new certificate of an officer setting forth such changed information (and the receipt of such certificate and any such new certificate shall have been confirmed by the Agent (which confirmation may be by facsimile transmission or electronic mail), and (ii) on each date specified in Section 3(a)(xii) and 3(a)(xxvii), the Company shall have furnished to the Agent a certificate to the effect set forth in Exhibit C attached hereto (and including any changes proposed by the Company reasonably satisfactory to the Agent and its counsel and such additional matters as the Agent may reasonably request) of the Chairman of the Board, Chief Executive Officer, President or Chief Operating Officer of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company (1) on behalf of the Company itself and (2) in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership.

(i) Subsequent to the later of (i) the execution and delivery of this Agreement or (ii) the most recent Company Periodic Report Date or Registration Statement Amendment Date (whichever is later) and, in connection with any Terms Agreement, subsequent to the date of such Terms Agreement, there shall not have occurred any of the following: (i) trading or quotation in any securities issued or guaranteed by the Company or the Operating Partnership shall have been suspended or limited by the Commission or by the Exchange; (ii) trading in securities generally on the Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Agent is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares in the manner and on the terms described in the Prospectus and the Disclosure Package or to enforce contracts for the sale of securities.

(j) The Exchange shall have approved the Shares for listing, subject only to official notice of issuance, and satisfactory evidence of such action shall have been provided to the Agent.

(k) On or prior to each Delivery Date, the Company shall have furnished to the Agent such further certificates and documents as the Agent may reasonably request.

(l) In the case of any Terms Agreement, any additional conditions specified therein to the obligations of the Agent thereunder shall have been satisfied as of the dates required.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agent.

6. Indemnification.

(a) Indemnification of the Agent. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless the Agent, its affiliates, directors, officers, employees and agents, and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage, liability or expense, as incurred, to which the Agent or such affiliate, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Agent, its affiliates, officers, directors, employees, agents and each such controlling person for any and all documented and reasonably incurred expenses (including the fees and disbursements of the Agent’s counsel) as such expenses are incurred by the Agent or its affiliates, officers, directors, employees, agents or such controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Agent expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto). The Company and the Operating Partnership hereby acknowledge that the only information the Agent has furnished to the Company and the Operating Partnership for the uses set forth in the preceding sentence are the statements set forth in the penultimate sentence of Section 6(b). The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company and the Operating Partnership may otherwise have.

(b) Indemnification of the Company, the Operating Partnership and its General Partner. The Agent agrees to indemnify and hold harmless the Company, the Operating Partnership, the general partner of the Operating Partnership (the “General Partner”), each of the Company’s directors, each of the Company’s officers who signed the Registration Statement on behalf of the Company or the General Partner and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Operating Partnership, the General Partner, any such director or officer or any such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Agent expressly for use therein; and to reimburse the Company, the Operating Partnership, the General Partner, any such director or officer or any such controlling person for any and all documented expense (including the fees and disbursements of counsel chosen by the Company) reasonably incurred by the Company, the Operating Partnership, the General Partner, any such director or officer or any such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and the Operating Partnership hereby acknowledge that the only information that the Agent has furnished to the Company and the Operating Partnership expressly for use in the

Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the first sentence of the tenth full paragraph under caption “Plan of Distribution (Conflicts of Interest)” in the Prospectus concerning the exemption of the Common Stock from the requirements of Regulation M under the Exchange Act. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that the Agent may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party under this Agreement other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the Company, in the case of Section 6(a), or by the Agent, in the case of Section 6(b), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have provided the indemnifying party with the proposed terms of settlement and shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

7. Contribution. If the indemnification provided for in Section 6 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares sold to or through the Agent pursuant to this Agreement and any Terms Agreement to which the Agent is a party (before deducting expenses and before deducting any transaction fees, transfer taxes or other similar fees, taxes or charges of the nature referred to in Section 2(f) hereof) received by the Company, and the total commissions and, if applicable in the case of any Shares purchased by the Agent as principal, discounts received by the Agent under this Agreement and any Terms Agreement to which the Agent is a party bear to the aggregate gross sales price of the Shares sold to or through the Agent pursuant to this Agreement and any Terms Agreement to which the Agent is a party. (For purposes of clarity, it is understood and agreed that net proceeds and discounts from the sale of Shares, if any, purchased by the Agent pursuant to a Terms Agreement shall be included for purposes of calculating the relative benefits pursuant to the immediately preceding sentence and that any such discounts shall be included for purposes of the first sentence of the last paragraph of this Section 7 but that net proceeds and discounts from the sale of Shares purchased by any Other Agent pursuant to a Terms Agreement shall not be so included.) The relative fault of the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership, on the one hand, or the Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Operating Partnership and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7.

Notwithstanding the provisions of this Section 7, the Agent shall not be required to contribute any amount in excess of the amount by which the total commissions and, in the case of any Shares purchased by the Agent as principal pursuant to a Terms Agreement, discounts received by it with respect to the offering of the Shares under this Agreement and any Terms Agreement to which the Agent is a party exceeds the amount of any damages that the Agent has otherwise been required to pay by reason of the untrue statements or omissions or alleged untrue statements or omissions which resulted in such losses, claims, damages, liabilities or expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and the Operating Partnership to contribute pursuant to this Section 7 are joint and several. For purposes of this Section 7, each affiliate, director, officer, employee and agent of the Agent and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, the General Partner and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be.

8. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through the Agent for the Company and with respect to any pending sale to the Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19 and Section 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through the Agent for the Company and with respect to any pending sale to the Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19 and Section 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) Unless earlier terminated pursuant to Section 8(a), (b) or (d), this Agreement shall automatically terminate upon the issuance and sale of Shares pursuant to this Agreement, the Other Sales Agreements and any Terms Agreements (including Terms Agreements entered into with Other Agents) with an aggregate gross sales price equal to the Maximum Program Amount. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale through the Agent for the Company and with respect to any pending sale to the Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4, Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19 and Section 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) This Agreement shall remain in full force and effect unless terminated pursuant to Section 8(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement pursuant to this clause (d) shall in all cases be deemed to provide that, except that with respect to any pending sale through the Agent for the Company and with respect to any pending sale to the Agent pursuant to a Terms Agreement and any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and the provisions of Section 1, Section 4,

Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 15, Section 16, Section 18, Section 19 and Section 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.

9. Research Analyst Independence. The Company and the Operating Partnership, jointly and severally, acknowledge that the Agent’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the Operating Partnership and/or the offering of the Shares that differ from the views of the Agent’s investment banking division. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Operating Partnership by the Agent’s investment banking division. The Company and the Operating Partnership, jointly and severally, acknowledge that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

10. No Advisory or Fiduciary Responsibility. The Company and the Operating Partnership acknowledge and agree, jointly and severally, that: (i) the offering of the Shares pursuant to this Agreement, including the determination of the gross sales price of the Shares and any related discounts, commissions and compensation, is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, and the Company and the Operating Partnership are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) except to the extent the Agent offers and sells Shares as the Company’s sales agent pursuant to this Agreement, in connection with each transaction contemplated hereby and the process leading to such transaction the Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Operating Partnership or their respective affiliates, stockholders, creditors, limited or general partners, or employees or any other party; (iii) except to the extent the Agent offers and sells Shares as the Company’s sales agent pursuant to this Agreement, the Agent has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company or the Operating Partnership on other matters) and the Agent does not have any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement and in any Terms Agreement to which the Agent is a party; (iv) the Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership and that the Agent has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

The Company and the Operating Partnership, jointly and severally, hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the Agent with respect to any breach or alleged breach of agency or fiduciary duty.

11. Notices, etc. Unless otherwise expressly provided herein, all statements, requests, notices and agreements hereunder and under any Terms Agreement with the Agent shall be in writing, and:

(a) if to the Agent, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; and

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to Kilroy Realty Corporation, 12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064, Attention: Chief Financial Officer (Fax: (310) 481-6540); and

(c) if to the Operating Partnership, shall be delivered or sent by mail or facsimile transmission to Kilroy Realty, L.P., c/o Kilroy Realty Corporation, 12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064, Attention: Chief Financial Officer (Fax: (310) 481-6540).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof except as otherwise expressly provided herein. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Agent. Any party hereto or any party to a Terms Agreement to which the Agent is a party may change its address for this purpose by giving written notice to the other parties hereto.

12. Persons Entitled to Benefit of Agreement. This Agreement and any Terms Agreement to which the Agent is a party shall inure to the benefit of and be binding upon the Agent, the Company, the Operating Partnership and their respective successors. This Agreement and any Terms Agreement to which the Agent is a party and the terms and provisions hereof and thereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Operating Partnership contained in this Agreement and any such Terms Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers, employees and agents of the Agent and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act, and (b) the indemnity agreement of the Agent contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, each officer of the Company who has signed the Registration Statement, the General Partner and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act. Nothing in this Agreement or in any Terms Agreement to which the Agent is a party is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement, any such Terms Agreement or any provision contained herein or therein.

13. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Operating Partnership, of its officers, of the General Partner and of its officers and the Agent contained in this Agreement or any Terms Agreement to which the Agent is a party or made by or on behalf of them, respectively, pursuant to this Agreement or any Terms Agreement to which the Agent is a party, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

14. Definition of the Terms “Business Day, “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act, provided that for the avoidance of doubt, and as stated in the preamble to this Agreement, all references to “subsidiaries” of the Company shall include, without limitation, the Operating Partnership.

15. Governing Law. This Agreement and any claim, controversy or dispute relating to or arising under this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. Waiver of Jury Trial. The Company, the Operating Partnership and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby and thereby.

17. Entire Agreement and Counterparts. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement and any Terms Agreement to which the Agent is a party may be executed in two or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. This Agreement and any Terms Agreement to which the Agent is a party may not be amended or modified unless in writing by all of the parties hereto or thereto, as the case may be, and no condition herein or therein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

18. Partial Unenforceability. To the fullest extent permitted by applicable law, the invalidity or unenforceability of any Section, paragraph or provision of this Agreement or any Terms Agreement to which the Agent is a party shall not affect the validity or enforceability of any other Section, paragraph or provision hereof or thereof, as the case may be, and, if any Section, paragraph or provision of this Agreement or any Terms Agreement to which the Agent is a party is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. General Provisions. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 6 and 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company and the Operating Partnership, their affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, each preliminary prospectus, each Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement by and among the Company, the Operating Partnership and the Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

KILROY REALTY CORPORATION

By:	/s/ Tyler H. Rose
Name:	Tyler H. Rose
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Heidi R. Roth
Name:	Heidi R. Roth
Title:	Senior Vice President, Chief Accounting Officer & Controller

KILROY REALTY, L.P.

By:	Kilroy Realty Corporation, as the General Partner

	By:	/s/ Tyler H. Rose
	Name:	Tyler H. Rose
	Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Heidi R. Roth
	Name:	Heidi R. Roth
	Title:	Senior Vice President, Chief Accounting Officer & Controller

Accepted:

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Authorized Representative

SCHEDULE I

ISSUER FREE WRITING PROSPECTUS

None.

SCHEDULE I-1

EXHIBIT A

FORM OF OPINION OF BALLARD SPAHR LLP

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2. The Company has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, to act as general partner of the Operating Partnership, to execute and deliver the Sales Agreements and any Terms Agreements on its own behalf and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership, to perform its obligations and, in its capacity as general partner of the Operating Partnership, those of the Operating Partnership under the Sales Agreements and any Terms Agreements and to issue the Shares and to consummate the transactions described in the Sales Agreements and any Terms Agreements.

3. The authorized capital stock of the Company is as set forth in the consolidated balance sheet as of the end of the Company’s most recent fiscal year end or, if later, fiscal quarter, appearing in the Company’s most recent Annual Report on Form 10-K or, if later, Quarterly Report on Form 10-Q.

4. The Shares have been duly authorized for issuance by the Company pursuant to the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement and when Shares are issued and delivered in exchange for payment of the consideration therefor, as provided in, and in accordance with the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement [The following language to be deleted for an opinion delivered in connection with a Terms Agreement— and the resolutions adopted by the Company’s board of directors, or a duly authorized committee thereof, authorizing the issuance of the Shares], such Shares will be validly issued, fully paid and non-assessable and the issuance and sale of Shares offered to or through the Agents are not and will not be subject to any pre-emptive or similar rights arising by operation of the Maryland General Corporation Law (the “MGCL”) or under the Charter or Bylaws of the Company.

5. The execution, delivery and performance of the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement by the Company, on its own behalf and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership, have been duly authorized by all necessary corporate action required under the Charter and Bylaws of the Company and the MGCL, and the Sales Agreements have been and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement has been, duly executed and delivered by the Company on its own behalf and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership.

6. The execution, delivery and performance of the Sales Agreements by the Company on its own behalf and, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement do not and will not (a) contravene any provision of the MGCL, (b) conflict with, or result in a breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both would constitute a breach of or default under) any provisions of the Charter or Bylaws of the Company or (c) to our knowledge, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland issued under or pursuant to the MGCL and applicable to the properties, assets or business owned or proposed to be owned by the Company or the Operating Partnership.

7. The authorized capital stock of the Company (including the Common Stock) and the Shares conform as to legal matters, in all material respects, to the descriptions set forth under the caption “Description of Capital Stock,” in the Disclosure Package and the Prospectus.

8. No stockholder of the Company or any other person has any preemptive right or other similar right to subscribe for or purchase securities of the Company arising by operation of the Charter or Bylaws of the Company or the MGCL.

9. The statements set forth in the Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” in the Disclosure Package and the Prospectus under the caption “Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws” (as supplemented by the statements set forth in “Proposal 4 – Approval of Bylaw Amendment to Adopt a Majority Vote Standard in Uncontested Elections of Directors” of the 2014 Definitive Proxy Statement and in Item 5.03 of the Company’s Current Report on Form 8-K filed with the Commission on December 11, 2014), and in the Company’s most recent Annual Report on Form 10-K, as amended or supplemented if applicable, under the captions “Risk Factors—Risks Related to our Organizational Structure—There are restrictions on the ownership of the Company’s capital stock that limit the opportunities for a change of control at a premium to existing security holders” and “Risk Factors—Risks Related to our Organizational Structure—The Company’s charter contains provisions that may delay, deter, or prevent a change of control transaction” or similar captions, insofar as such statements constitute a summary of the Charter or Bylaws of the Company or the MGCL, constitute fair and accurate summaries thereof.

10. No consent, approval, authorization, order of or qualification with any court or governmental agency or authority of the State of Maryland (other than as may be required under Maryland securities, blue sky or real estate syndication laws, as to which no opinion is expressed) is required to be obtained by the Company under the MGCL in connection with the execution, delivery or performance of the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement by the Company on its own behalf or, in its capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership or the offering, issuance or sale of the Shares under the Sales Agreements or such Terms Agreement, except for such as have been obtained or waived.

In rendering such opinion, such counsel shall state that Latham & Watkins LLP, in rendering its opinions pursuant to the Sales Agreements, may rely upon such opinion of Maryland counsel as if it were addressed to them as to all matters arising under or governed by the laws of the State of Maryland. In addition, in rendering such opinion, such counsel may rely, insofar as such opinion involves factual matters, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In the event that Latham & Watkins LLP, in rendering the Tax Opinions (as defined in Exhibit B to this Agreement), relies upon a separate opinion (the “Separate Opinion”) of such Maryland counsel, such Separate Opinion of Maryland counsel shall also be addressed to the Agent or shall contain a statement to the effect the Agent may rely upon such opinion as if it were addressed to it and shall also comply with the other applicable requirements set forth in the last paragraph of Exhibit B to this Agreement. Such opinion shall state that all references to the “Charter” of the Company include, without limitation, all articles supplementary with respect to any class or series of preferred stock.

In any opinion which is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, the opinion in paragraph 4 above shall relate only to the Shares purchased and sold pursuant to such Terms Agreement and issued and delivered in exchange for payment of the consideration therefor, as provided in, and in accordance with, such Terms Agreement and the related Sales Agreement(s).

EXHIBIT B

FORM OF OPINION OF LATHAM & WATKINS LLP

1. The Registration Statement has become effective under the Securities Act. With your consent, based solely on our review of the list of stop orders contained on the Commission’s website at http://www.sec.gov/litigation/stoporders.shtml on the date of such opinion, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated by the Commission. Any preliminary prospectus and the Prospectus and any amendments or supplements thereto have been filed in accordance with Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8)) and Rule 430B under the Securities Act and any Issuer Free Writing Prospectuses have been filed in accordance with Rule 433 under the Securities Act).

2. The Registration Statement (i) with respect to an opinion delivered pursuant to Section 3(a)(xiii) or 3(a)(xxvii) of the Sales Agreement other than in connection with a Terms Agreement, as of the latest Effective Date (excluding any Effective Date arising under Rule 430B(f)(2) in connection with the sale of Shares pursuant to a Terms Agreement), and (ii) with respect to an opinion delivered in connection with any Delivery Date with respect to the sale of Shares pursuant to a Terms Agreement, as of the date of the applicable prospectus supplement, in each case including the information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, and the Prospectus, (i) with respect to an opinion delivered pursuant to Section 3(a)(xiii) or 3(a)(xxvii) of the Sales Agreement other than in connection with a Terms Agreement, as of its date, and (ii) with respect to an opinion delivered in connection with any sale of Shares pursuant to a Terms Agreement, as of the date of the applicable prospectus supplement, as the case may be, each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules or other financial data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or any amendments or supplements thereto. For purposes of this paragraph, we have assumed that the statements made in the Registration Statement and the Prospectus or any amendments or supplements thereto are correct and complete.

3. Each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus (the “Incorporated Documents”), as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for reports on Form 10-K, Form 10-Q and Form 8-K, registration statements on Form 8-A or proxy statements under Regulation 14A, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules or other financial data included in, incorporated by reference in, or omitted from the Incorporated Documents. For purposes of this paragraph, we have assumed that the statements made in the Incorporated Documents are correct and complete.

4. With your consent based solely on a certificate of an officer of the Company as to factual matters, neither the Company nor the Operating Partnership is, and immediately after giving effect to the sale of the Shares constituting the Maximum Program Amount in accordance with the Sales Agreements and the application of the proceeds as described in the Prospectus Supplement (or, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, as described in the applicable pricing supplement) under the caption “Use of Proceeds” will be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5. With your consent based solely on certificates from public officials, we confirm that the Company is in good standing under the laws of the State of California and is qualified to do business in the State of California.

6. Each of the Operating Partnership and the Finance Partnership is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), with limited partnership power and authority to own and lease its properties and conduct its business as described in the Disclosure Package and the Prospectus and, with respect to the Operating Partnership, to enter into and perform its obligations under the Sales Agreement and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, under such Terms Agreement. With your consent based solely on certificates from public officials, we confirm that each of the Operating Partnership and the Finance Partnership is validly existing and in good standing under the laws of the State of Delaware and is in good standing under the laws of the State of California and is qualified to do business in the State of California.

7. The execution and delivery of the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement by the Company and the Operating Partnership and the issuance and sale of the Shares by the Company to or through the Agents pursuant to the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement do not on the date hereof:

(i) violate the Partnership Agreement; or

(ii) violate the DRULPA, or any federal or California statute, rule or regulation applicable to the Company or the Operating Partnership; or

(iii) result in the breach of, or a default under, the indentures, notes, loan or credit agreements, mortgages, deeds of trust, security agreements, leases or other written agreements or instruments creating, evidencing or securing indebtedness of the Company or the Operating Partnership for borrowed money or other agreements identified to us by an officer of the Company or the Operating Partnership, in each case, as material to the Company or the Operating Partnership; or

(iv) require any consents, approvals, or authorizations to be obtained by the Company or the Operating Partnership from, or any registrations, declarations or filings to be made by the Company or the Operating Partnership with, any governmental authority under the DRULPA or any California or federal statute, rule or regulation applicable to the Company or the Operating Partnership that have not been obtained or made.

8. Assuming the due authorization of each of the Sales Agreements and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement by the Company by all necessary corporate action required under the charter and bylaws of the Company and the Maryland General Corporation Law to act in its capacity as general partner of the Operating Partnership, each Sales Agreement and, if such opinion is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, such Terms Agreement has been duly authorized by all necessary limited partnership action of the Operating Partnership and has been duly executed and delivered by the Operating Partnership.

9. The statements in the Base Prospectus, as amended or supplemented if applicable, under the caption “Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.,” (or any similar caption) insofar as they purport to describe or summarize certain provisions of the documents or the DRULPA referred to therein, are accurate descriptions or summaries in all material respects.

In rendering such opinions, such counsel may limit its opinions to the DRULPA, the federal laws of the United States of America and the laws of the State of California, and matters specifically governed thereby. In rendering such opinions, such counsel may also rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Operating Partnership and public officials. A separate letter dated the same date as such opinion to the following effect shall also be delivered:

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Registration Statement, the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectuses, or the Prospectus (or the Incorporated Documents) and any amendments or supplements thereto (except to the extent expressly set forth in our letter to you of even date (regarding the content of numbered paragraph 9 in the form of opinion letter set forth above in this Exhibit B) and in our letter to you of even date with respect to certain tax matters (regarding the content of the second bullet below of the Tax Opinions)), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as counsel to the Company and the Operating Partnership in connection with the preparation by the Company and the Operating Partnership of the Registration Statement, the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectuses and the Prospectus and any amendments or supplements thereto, we reviewed the Registration Statement, the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectuses, the Prospectus and the Incorporated Documents, and participated in conferences and telephone conversations with officers and other representatives of the Company, counsel for the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectuses, and the Prospectus and any amendment or supplements thereto (and portions of the Incorporated Documents) and related matters were discussed. We also reviewed and relied upon certain corporate and partnership records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that:

•	the Registration Statement, as amended or supplemented, at the time it became effective on [insert the latest Effective Date][1] including the information deemed to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act (together with the Incorporated Documents at that time), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

•	if such letter is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, the preliminary prospectus, as amended or supplemented as of [insert the Applicable Time] (together with the Incorporated Documents at that time), when taken together with the all Issuer Free Writing Prospectuses, if any, filed or used by the Company on or before such time (other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act) and the public offering price of the Shares being sold pursuant to such Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•	the Prospectus, as amended or supplemented, as of the date of such letter and, if such letter is being delivered in connection with the purchase and sale of Shares pursuant to a Terms Agreement, as of the date of the applicable pricing supplement (together in each case with the Incorporated Documents as of those respective dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that we express no belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectuses, the Incorporated Documents or any amendments or supplements thereto.

[1]	For purposes of a letter delivered pursuant to Section 3(a)(xiii) or 3(a)(xxvii) of the Sales Agreement other than in connection with a Terms Agreement, the term “Effective Date” shall exclude any Effective Date arising under Rule 430B(f)(2) under the Securities Act in connection with the sale of Shares pursuant to a Terms Agreement.

In addition, a separate letter to the following effect shall be delivered (collectively, the “Tax Opinions”):

•	Commencing with the Company’s taxable year ending December 31, 1997, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code; and

•	The statements included or incorporated by reference in the Base Prospectus under the captions “United States Federal Income Tax Considerations”, as supplemented by [Insert until superseded and once superseded, the reference will be appropriately changed to refer to the superseding Form 8-K—the statements in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 12, 2014 relating to certain United States federal income tax matters under the heading “Supplemental United States Federal Income Tax Considerations”,] or in each case substantially identical captions, insofar as they purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

This language merely sets forth guidance to determine the underlying tax disclosure for which Tax Opinions are to be rendered, and the actual Tax Opinions to be rendered from time to time shall refer to the specific tax disclosure(s) to which they apply.

The Tax Opinions may be subject to such assumptions, limitations and qualifications as shall be satisfactory to counsel for the Agent. In particular, the Tax Opinions may be conditioned upon certain representations made by the Company as to factual matters through a certificate of an officer of the Company (the “Officer’s Certificate”). In rendering the Tax Opinions, Latham & Watkins LLP may assume the accuracy of an opinion of Ballard Spahr LLP, special Maryland counsel to the Company, with respect to the enforceability of the stock ownership limits set forth in the Company’s charter, so long as such opinion of special Maryland counsel (i) is dated the same date as such opinion of Latham & Watkins LLP, (ii) is addressed to the Agent or contains a statement to the effect that the Agent may rely upon such opinion as if it were addressed to it and (iii) is otherwise in form and substance satisfactory to counsel for the Agent, and a copy of such opinion of special Maryland counsel is delivered to the Agent together with such opinion of Latham & Watkins LLP. In addition, the Tax Opinions may be based upon the factual representations of the Company concerning its business and properties as set forth in the Registration Statement, the preliminary prospectus, if any, and the Prospectus. The Tax Opinions may state that they relate only to the federal income tax laws of the United States and such counsel need not express any opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or other jurisdiction or as to any matters of municipal law or the laws of any other local agencies within any state. The Tax Opinions may state that they are based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively, that any such change may affect the conclusions stated therein, and that any variation or difference in the facts from those set forth in the Registration Statement, the preliminary prospectus, if any, the Prospectus, the documents incorporated therein or the Officer’s Certificate may affect the conclusions stated therein. Moreover, the Tax Opinions may state that the Company’s qualification and taxation as a real estate investment trust depends upon the Company’s ability to meet the various qualification tests imposed under the Code, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by such counsel, and, accordingly, no assurance can be given that the actual results of the Company’s operation for any one taxable year will satisfy such requirements.

EXHIBIT C

OFFICERS’ CERTIFICATE

[Date]

We, [the Chairman of the Board, Chief Executive Officer, President or Chief Operating Officer] of Kilroy Realty Corporation, a Maryland corporation (the “Company”), and [the Chief Financial Officer or Chief Accounting Officer] of the Company, are delivering this certificate (the “Certificate”) pursuant to the Sales Agreements dated December 12, 2014 among the Company, Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), and each of RBC Capital Markets, LLC, Jefferies LLC, KeyBanc Capital Markets Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Barclays Capital Inc. (collectively, the “Sales Agreements”) (RBC Capital Markets, LLC, Jefferies LLC, KeyBanc Capital Markets Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Barclays Capital Inc. are hereinafter collectively referred to as the “Agents”) providing for the sale through the Agents, as agents, or to the Agents, as principal, pursuant to any Terms Agreements, from time to time by the Company of shares of common stock of the Company, par value $0.01 per share, having an aggregate gross sales price of up to $300,000,000, and do hereby certify on (i) behalf of the Company itself and (ii) in the Company’s capacity as general partner of the Operating Partnership, on behalf of the Operating Partnership, and not individually, that:

1.	we have carefully examined the Registration Statement, [insert if applicable—any preliminary prospectus,] the Disclosure Package, the Prospectus and any amendments or supplements thereto, any Issuer Free Writing Prospectus and any amendments or supplements thereto and the Sales Agreements;

2.

the Company has filed the Prospectus [insert if applicable—and the preliminary prospectus supplement dated — and the accompanying Prospectus and any supplement thereto] with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act (without giving effect to Rule 424(b)(8)). The Company has complied with all filing requirements applicable to any Issuer Free Writing Prospectus and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, in each case used or referred to after the date of the Sales Agreements, within the applicable time periods prescribed for such filings under such Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement to any of the foregoing) has been issued and no proceeding or examination for such purpose has been instituted or, to our knowledge, is threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement, any preliminary prospectus or the Prospectus, in any amendment or supplement to any of the foregoing or otherwise has been complied with; the

(Officers’ Certificate to the Underwriters)

Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to the use of the automatic shelf registration statement form; and to our knowledge FINRA has not raised objection to the fairness and reasonableness of the underwriting terms and arrangements;

3.	since the commencement of the offering of the Shares under the Sales Agreements or, if later, since the most recent Registration Statement Amendment Date or Company Periodic Report Date (whichever is later) [insert as applicable—and on or after the date of the Terms Agreement dated — among the Company, the Operating Partnership and [name of Agent]], (i) no downgrading has occurred in the rating accorded to any securities issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization has publicly announced that it has under surveillance or review, or has changed its outlook with respect to its rating of, any securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading);

4.	since the date of latest audited financial statements of the Company included or incorporated by reference in the Prospectus (as amended and supplemented, if applicable, as of the date hereof) and the Disclosure Package, there has not occurred any Material Adverse Change;

5.	the representations, warranties and covenants of the Company and the Operating Partnership in Section 1 of the Sales Agreements are true and correct on and as of the date hereof, with the same effect as though expressly made on and as of the date hereof;

6.	each of the Company and the Operating Partnership has complied with all its agreements under the Sales Agreement and satisfied all the conditions on its part to be performed or satisfied thereunder at or prior to the date hereof;

7.	in our opinion, (1) the Registration Statement, [if applicable—as amended] [as of its most recent Effective Date][2] [or, in the case of a certificate delivered in connection with a Terms Agreement— as of each Effective Date with respect to the offering contemplated by the Terms Agreement dated — among the Company, the Operating Partnership and [name of Agent]], (y) the Prospectus, [if applicable—as amended or supplemented] [as of the date hereof] [or, in the case of a certificate delivered in connection with a Terms Agreement—as of the date of the Terms Agreement and as of the applicable Delivery Date], and (z) and the

[2]

For purposes of a certificate delivered pursuant to Section 3(a)(xii) or 3(a)(xxvii) of the Sales Agreement other than in connection with a Terms Agreement, the term “Effective Date” shall exclude any Effective Date arising under Rule 430B(f)(2) under the Securities Act in connection with the sale of Shares pursuant to a Terms Agreement.

Disclosure Package, as of the date hereof, [or, in the case of a certificate delivered in connection with a Terms Agreement—as of the Applicable Time with respect to such offering,] did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement (as amended, if applicable, as of the date hereof), in the light of the circumstances under which they were made) not misleading, and (2) no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any Disclosure Package (in each case as amended and supplemented, if applicable, as of the date hereof) that has not been so set forth; and

8.	there are no legal or governmental actions, suits or proceedings pending or, to the best of the knowledge of each of us, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

Terms (whether or not capitalized) that are used herein and not defined herein but that are defined in the Sales Agreements have the meanings ascribed thereto in the Sales Agreements.

(Signature Page Follows)

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

KILROY REALTY CORPORATION

Name:
Title:

Name:
Title:

KILROY REALTY, L.P.

By:	Kilroy Realty Corporation, its general partner

Name:
Title:

Name:
Title:

(Officers’ Certificate to the Underwriters)

Annex A

Form of Due Diligence Protocol

for Primary Open Market Sales Program

Due Diligence Protocol

Regarding the Sales Agreement, dated December 12, 2014, (the “Sales Agreement”),

by and among Kilroy Realty Corporation (the “Company”),

Kilroy Realty L.P. and Barclays Capital Inc. (the “Agent”)

Set forth below are guidelines for use by the Company and the Agent relating to the Agent’s continuous due diligence efforts in connection with the sale of the Shares pursuant to the Sales Agreement:

1.	(A) In addition to the documents provided pursuant to Sections 5(d), (e), (f) and (h)(ii) of the Sales Agreement, the Agent expects to request that the Company conduct a due diligence call with business, financial and legal representatives to occur promptly following each Company Periodic Report Date and the Company will deliver information necessary to substantiate any market-related demographic or similar data appearing in the document being filed on such Company Periodic Report Date.

2.	On or prior to the fifth business day following the date of the filing by the Company of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, including any date on which an amendment to any such document is filed, the Agent expects to request that the Company (i) conduct a due diligence call with business, financial and legal representatives to discuss, among other things, the financial position, business operations and results of operations for the month in which the Company Periodic Report Date occurs and (ii) provide a certificate referred to in Section 5(h)(ii) of the Sales Agreement.

3.	No later than the tenth day of the third month of each calendar quarter, or if not a business day, the immediately succeeding business day, the Agent expects to request that the Company (i) conduct a due diligence call with business, financial and legal representatives to discuss, among other things, the financial position, business operations and results of operations for the then-current month and (ii) provide a certificate referred to in Section 5(h)(ii) of the Sales Agreement.

4.	During any week the Company intends to sell Shares pursuant to the Sales Agreement, the Agent expects to request, and prior to any offering of Shares following a Suspension, the Agent may request, that the Company conduct a due diligence call with business, financial and legal representatives.

5.	If the Company, the Operating Partnership and the Agent enter into a Terms Agreement, the Agent expects to request that the Company conduct a due diligence call prior to the execution of such Terms Agreement and on or prior to each Delivery Date for the applicable Shares.

Annex A-1

6.	In the event that the Agent is requested by the Company to sell on any one trading day an amount of Shares that would be equal to or greater than 15% of the average daily trading volume (calculated based on the previous three trading days) of the Company’s Common Stock, the Agent expects to request that the Company (i) conduct a due diligence call with business, financial and legal representatives and (ii) provide a certificate in the form referred to in Section 5(h)(ii) of the Sales Agreement.

7.	The Agent will also require an email exchange each day that the Company intends to sell Shares pursuant to the Sales Agreement or Terms Agreement in the form set forth in Exhibit A hereto confirming that each of the preliminary prospectus, if any, and the Prospectus does not contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

8.	On or prior to each Delivery Date, the Company shall have furnished the Agent such documents and information reasonably requested by the Agent to confirm and verify any information and statistics included, incorporated or deemed to be incorporated by reference in the preliminary prospectus, if any, and the Prospectus regarding, among other things, the industry, markets, submarkets and sectors in which the Company and the Operating Partnership may operate.

The foregoing is an expression of the Agent’s current intent only, may be changed at any time, and shall not in any manner limit the Agent’s rights under the Sales Agreement or any Terms Agreement, including the Agent’s right to require such additional due diligence procedures as the Agent may reasonably request pursuant to the Sales Agreement or any Terms Agreement.

For the avoidance of doubt, for the purposes of the Sales Agreement, each Terms Agreement, if any, and this due diligence protocol, the Agent, the Company and the Operating Partnership expect that no sales under the Sales Agreement or any Terms Agreement will be requested or made at any time the Company is in possession of material nonpublic information with respect to the Company. The Agent, the Company and the Operating Partnership expect that, subject to the limitations in the foregoing sentence and as may be mutually agreed upon by the Company and the Agent, offers and sales pursuant to the Sales Agreement or any Terms Agreement may be requested by the Company and made during the period that begins,

•	for the period immediately following execution and delivery of the Sales Agreement, on the first Trading Day after the Prospectus Supplement has been filed as and within the applicable period required by the Securities Act of 1933; and

•	for subsequent periods, 24 hours after the Filing Time of any subsequent Form 10-Q or Form 10-K, as and within the applicable period required by the Securities Exchange Act of 1934 and in either case, that ends on but excludes the date which is the 10th business day prior to an Earnings Announcement.

Annex A-2

Capitalized terms used but not defined herein have the meanings assigned to them in the Sales Agreement.

Annex A-3

Exhibit A

Email from the Agent to the Company:

In connection with your instructions that we sell up to [—] shares of KRC common stock and shares of KRC common stock with an aggregate gross sales price of up to $[—] at prices not less than $[—] per share, pursuant to Section 2 of the Sales Agreement, dated December 12, 2014 (the “Sales Agreement”), among Kilroy Realty Corporation (the “Company”), Kilroy Realty L.P. and Barclays Capital Inc. (the “Agent”), please confirm by reply email that the Company’s Prospectus and the Disclosure Package (each as defined in the Sales Agreement), including the documents incorporated by reference therein and any amendments or supplements thereto, as of the date of this email, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Confirming email from the Company to the Agent:

Pursuant to your email request, I, Tyler H. Rose, Executive Vice President and Chief Financial Officer of Kilroy Realty Corporation (the “Company”), hereby confirm that, as of the date of this email, the Prospectus and the Disclosure Package (each as defined in the Sales Agreement referred to in your email), including the documents incorporated by reference therein and any amendments or supplements thereto, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Annex A-4

Annex B

Kilroy Realty Corporation

Common Stock

(par value $0.01 per share)

TERMS AGREEMENT

[Date]

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Kilroy Realty Corporation, a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Sales Agreement dated December 12, 2014 (the “Sales Agreement”) between the Company, Kilroy Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), and Barclays Capital Inc. (the “Agent”), to issue and sell to the Agent the number of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), specified in the Schedule hereto (the “Purchased Securities”), [and to grant to the Agent the option to purchase all or any of the additional shares of Common Stock specified in the Schedule hereto (the “Additional Securities” and, together with the Purchased Securities,] the “Securities”). Terms, whether or not capitalized, that are used herein but not defined and that are defined in the Sales Agreement shall have the respective meanings ascribed thereto in the Sales Agreement. [Provisions regarding Additional Securities and the definition of “Securities” to be revised, included or deleted, as applicable.]

[The Agent shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary for the purpose of covering over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities; provided that the purchase price per share payable by the Agent for any Additional Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and paid or payable on the Purchased Securities but not payable on such Additional Securities. This option may be exercised by the Agent at any time and from time to time and one or more times on or before the 30th day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (each such date and time being herein referred to as an “Option Closing Date”); provided, however, that an

Option Closing Date shall not be earlier than the Delivery Date set forth on the Schedule hereto nor earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised unless otherwise agreed by the Company. Payment of the purchase price for the Additional Securities shall be made on the applicable Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities. For purposes of clarity, the parties hereto agree that on any Option Closing Date the Company and the Operating Partnership shall be deemed to have jointly and severally reaffirmed, as of such Option Closing Date, mutatis mutandis, each representation, warranty, covenant and other agreement contained in the Sales Agreement.]

The Company and the Operating Partnership shall deliver or cause to be delivered each of the certificates, opinions and letters set forth in Sections 3(a)(xii), 3(a)(xiii) and 3(a)(xiv) of the Sales Agreement that are required to be delivered on the date of this Agreement, the Delivery Date set forth on the Schedule hereto [and on any Option Closing Date] and, without limitation to the foregoing, the obligations of the Agent to purchase the Purchased Securities [and any Additional Securities that the Agent has elected to purchase pursuant to this Terms Agreement] shall be subject to the delivery of such documents, each of which shall be to the satisfaction of the conditions set forth in Section 5 of the Sales Agreement.

Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase Shares is incorporated herein by reference in its entirety and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein, mutatis mutandis. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time relating to the offering contemplated by this Terms Agreement, the Delivery Date set forth on the Schedule hereto [and each Option Closing Date], except that each representation, warranty and agreement in Section 1 of the Sales Agreement which makes reference to the preliminary prospectus, the Disclosure Package or the Prospectus shall be deemed to be a representation, warranty and agreement as of the date of this Terms Agreement, the Applicable Time [and] [,] the Delivery Date [and each Option Closing Date] in relation to the preliminary prospectus, the Disclosure Package and the Prospectus, as applicable, as amended and supplemented to such date.

Subject to the terms and conditions set forth herein and the terms and conditions of the Sales Agreement which are incorporated herein by reference as described above, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto [and, if the Agent shall exercise its option to purchase all or any of the Additional Securities as described above, the Company agrees to issue and sell to the Agent and the Agent agrees to purchase from the Company such Additional Securities at the time and place specified pursuant to and at the purchase price set forth in this Terms Agreement.]

During the period commencing on the date of this Terms Agreement and ending on the [    ]th day following the date of this Terms Agreement, neither the Company nor the Operating Partnership will, without the prior written consent of the Agent (which consent may be withheld at the sole discretion of the Agent), directly or indirectly, issue, sell, offer, contract or grant any

Annex B-2

option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock or Common Units, options or warrants to acquire shares of the Common Stock or Common Units or securities exchangeable or exercisable for or convertible into shares of Common Stock or Common Units or publicly announce an intention to do any of the foregoing (other than (i) the issuance and sale of the Purchased Securities [and any Additional Securities] to the Agent, (ii) the issuance of Common Units to the Company in return for the Company’s contribution to the Operating Partnership of the net proceeds received from the Agent for the sale of the Purchased Securities [and any Additional Securities] as contemplated by this Terms Agreement), (iii) the issuance of Common Stock and, if applicable, other securities of the Company upon conversion of the Company’s Series G Preferred Stock or Series H Preferred Stock, and (iv) the issuance of Common Units and, if applicable, other securities of the Operating Partnership to the Company upon conversion of the Operating Partnership’s outstanding Series G units of limited partnership interest or the Series H units of the limited partnership); provided, however, that the Company may (a) issue shares of its Common Stock, options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the preliminary prospectus and the Prospectus and (b) issue Common Stock upon the redemption of Common Units pursuant to the Partnership Agreement, in each case without the prior written consent of the Agent; provided, further, that the Operating Partnership may issue Common Units in connection with an acquisition of real property so long as (A) the Common Units are issued directly to the entity or the securityholders or other equity owners of the applicable entity from which such real property is acquired, and (B) the recipients of such Common Units agree in writing not to sell, offer, dispose of or otherwise transfer any shares of Common Stock issuable upon redemption of such Common Units during the [    ]-day restricted period without the prior written consent of the Agent (which consent may be withheld at the sole discretion of the Agent).

The Agent shall have the right, by giving written notice as specified in the Sales Agreement, to terminate this Terms Agreement if at any time on or prior to the Delivery Date specified on the Schedule hereto [or, if Additional Securities are to be purchased on an Option Closing Date, to terminate the Agent’s obligation to purchase such Additional Securities on such Option Closing Date if at any time on or prior to such Option Closing Date] (i) there has been, since the date of this Terms Agreement or since the respective dates as of which information is given in the Prospectus or Disclosure Package, any Material Adverse Change, or (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions as in the judgment of the Agent is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale

Annex B-3

or delivery of the Securities in the manner and on the terms described in the Prospectus and this Agreement, or to enforce contracts for the sale of securities. Except as otherwise provided in the Sales Agreement, any termination pursuant to this paragraph shall be without liability on the part of (a) the Company or the Operating Partnership to the Agent or (b) the Agent to the Company or the Operating Partnership.

If any condition specified in Section 5 of the Sales Agreement that is applicable to the transactions contemplated by this Agreement or any condition specified in this Agreement is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Agent by notice to the Company at any time on or prior to the Delivery Date set forth on the Schedule attached hereto [or, with respect to any Additional Securities that the Agent has elected to purchase, the Agent may, at any time prior to the applicable Option Closing Date, terminate its obligation to purchase such Additional Securities], which termination shall be without liability on the part of any party to any other party, except as otherwise provided in the Sales Agreement or in this Agreement.

This Agreement and the Sales Agreement constitute the entire agreement of the parties hereto with respect to the transactions contemplated hereby and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Partnership in accordance with its terms.

THIS TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

Annex B-4

Very truly yours,

KILROY REALTY CORPORATION

By:
Name:
Title:

By:
Name:
Title:

KILROY REALTY, L.P.

By:	Kilroy Realty Corporation, as the General Partner

By:
Name:
Title:

By:
Name:
Title:

Accepted as of the date hereof:

BARCLAYS CAPITAL INC.

By:
Authorized Representative

Annex B-5

Schedule

Number of Purchased Securities to be sold by the Company:

Number of Additional Securities which may be purchased by Agent:

Price per Purchased Security to be paid by Agent:

Delivery Date:

Time of Delivery:

Delivery Location: